Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent event
As a result of new information published by the FDIC subsequent to Dec. 31, 2023 (in February 2024) relating to an increase in their estimate of losses associated with the closures of Silicon Valley Bank and Signature Bank which are expected to impact the FDIC special assessment, we adjusted our 2023 financial results, which were previously reported on Jan. 12, 2024, to reflect an additional $127 million pre-tax ($97 million after-tax) increase in noninterest expense to revise the estimate of the FDIC special assessment. The FDIC special assessment was originally estimated at $505 million and reflected in the results for the fourth quarter of 2023. BNY Mellon’s results of operations and financial condition for the full year 2023, as reported in this Annual Report on Form 10‑K for the year ended Dec. 31, 2023, reflect the impact of this adjustment.